                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-74634, 333-13291, 333-13295 and 333-52943 of Regal Cinemas, Inc. on Form S-8
of our report dated February 8, 2000, appearing in the Annual Report on Form 10-K of Regal Cinemas, Inc. for the year ended December 30, 1999.


/s/ DELOITTE & TOUCHE LLP

Nashville, Tennessee
March 29, 2000